EXHIBIT 10.21

            SUBSIDIARY  SECURITY  AGREEMENT,  dated as of April  1,  2003  (this
"AGREEMENT"), made by GUIDELINE RESEARCH CORP., TABLINE DATA SERVICES, INC., GUIDELINE/CHICAGO, INC., ADVANCED ANALYTICS, INC. and GUIDELINE CONSULTING CORP. (each, individually, a "PLEDGOR" and, collectively, the "PLEDGORS") in favor of JPMORGAN CHASE BANK (the "SECURED PARTY").

                              W I T N E S S E T H:

            WHEREAS Find/SVP, Inc., a New York corporation (the "BORROWER"), issued (i) the Amended and Restated Term Promissory Note, dated April 1, 2003 (as amended, supplemented or otherwise modified from time to time, the "TERM NOTE") in the principal amount of $1,500,000.00 and (ii) the Amended and Restated Senior Grid Promissory Note, dated April 1, 2003 (as amended, supplemented or otherwise modified from time to time, the "SENIOR GRID NOTE"; together with the Term Note, the "NOTES") in the principal amount of $1,000,000.00, each to the order of the Secured Party;

            WHEREAS the Borrower directly or indirectly owns 100% of the issued and outstanding shares of common stock of each Pledgor;

            WHEREAS the Pledgors have jointly and severally guaranteed the payment of all obligations of the Borrower now or hereafter existing to the Secured Party (including, without limitation, all obligations under the Notes) pursuant to that certain Subsidiary Guaranty, dated as of April 1, 2003 (as amended, supplemented or otherwise modified from time to time, the "GUARANTY"), by the Pledgors in favor of the Secured Party; and

            WHEREAS in order to secure the obligations of the Pledgors to the Secured Party, including, without limitation, the Pledgors' obligations under the Guaranty, the Secured Party has requested and each Pledgor has agreed to execute and deliver this Security Agreement.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors hereby agree with the Secured Party as follows:

            1. SECURITY INTEREST. As security for the Obligations (as hereinafter defined), each Pledgor hereby pledges and assigns to the Secured Party, and grants to the Secured Party a continuing security interest in, all of such Pledgor's right, title and interest (whether now existing or hereafter created or acquired by such Pledgor) in: (a) its accounts receivable and other personal property that constitutes accounts as such term is defined in the Uniform Commercial Code of the State of New York (the "UNIFORM COMMERCIAL CODE") (collectively, "ACCOUNTS"); (b) its inventory, including goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property that constitutes inventory as such term is defined in the Uniform Commercial Code (collectively, "INVENTORY"); (c) its equipment, including all

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substitutes,  replacements,  accessions and additions thereto, all tools, parts, accessories and attachments used in connection therewith and all other tangible personal property that constitutes equipment as such term is defined in the Uniform Commercial Code (collectively, "EQUIPMENT"); (d) its other tangible personal property that constitutes goods as such term is defined in the Uniform Commercial Code; (e) its intellectual property, goodwill, trademarks, trade names, servicemarks, copyrights, patents, permits and licenses; (f) its chattel paper, commercial tort claims, deposit accounts, documents, instruments and letter-of-credit rights, as each such term is defined in the Uniform Commercial Code; (g) all contracts, contract rights, bills, notes, drafts, acceptances, choses in action and all other personal property that constitutes general intangibles as such term is defined in the Uniform Commercial Code; (h) all securities, security entitlements and other investment property, as each such term is defined in the Uniform Commercial Code; (i) all books and records (including but not limited to computer programs and tapes and related software) relating to any of the foregoing; and (j) all cash and non-cash proceeds and products of any of the foregoing (all of the foregoing is collectively called the "COLLATERAL").

            2.  OBLIGATIONS  SECURED.  The  security  interest  granted  by this
Agreement is to secure the payment and performance of any and all of each Pledgor's obligations to the Secured Party of every kind, nature and description, whether for principal, interest, fees or other amounts (including, without limitation, all obligations of the Pledgors under the Guaranty), whether direct or indirect, secured or unsecured, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument and whether or not evidenced by any agreement or instrument, and all obligations to perform acts or refrain from taking any action (all of the foregoing, collectively, the "OBLIGATIONS").

            3. UNCONDITIONAL GRANT OF SECURITY INTEREST. (a) Each Pledgor agrees that this Agreement shall be binding upon such Pledgor and that the grant of the security interest in the Collateral shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of the Obligations, the absence of any action to enforce the same, any waiver or consent by the Secured Party with respect to any provisions thereof, or any action to enforce the same or any other similar circumstances. Each Pledgor's obligations and liabilities hereunder shall not be conditioned or contingent upon the Secured Party's pursuit at any time of any right or remedy against any other person or entity that may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor or right of offset with respect thereto. Each Pledgor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of such Pledgor's merger or bankruptcy, protest or notice with respect to any notes evidencing the Obligations and all demands whatsoever. This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor until the Obligations have been indefeasibly paid in full in cash, notwithstanding that from time to time there may be no Obligations outstanding.

                  (b) Each Pledgor agrees that without notice to or further assent by such Pledgor, its liability or the liability of any other party for or upon any of the Obligations

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may,  from time to time, in whole or in part,  be renewed,  extended,  modified, accelerated, compromised or released by the Secured Party as the Secured Party may deem advisable, and that any other collateral or liens for any of the Obligations may, from time to time, in whole or in part, be exchanged, sold or surrendered by the Secured Party, as the Secured Party may deem advisable, all without impairing, abridging, affecting or diminishing this Agreement or the Secured Party's rights hereunder or with respect to the Collateral.

            4. REPRESENTATIONS, COVENANTS AND WARRANTIES. Each Pledgor hereby makes the following representations, covenants and warranties, which shall be deemed to be repeated and confirmed upon the creation or acquisition by such Pledgor of each item of Collateral and upon the creation of any Obligation:

                  (a) Such Pledgor is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction indicated beneath such Pledgor's signature line of this Agreement, has the requisite corporate power to own its properties and to carry on its business as now being conducted, is qualified to engage in business and is in good standing in each other jurisdiction in which the character of its properties or the transaction of its business make such qualification necessary, and has the requisite corporate power to execute, deliver and perform this Agreement.

                  (b) The execution, delivery and performance of this Agreement and the granting of the security interest in the Collateral (i) has been duly authorized by all requisite corporate action of such Pledgor; (ii) will not: (A) violate any provision of law, any order of any court, tribunal or agency of government or its certificate of incorporation, bylaws or other charter documents; (B) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, license, sublicense, agreement or other instrument to which such Pledgor is a party or by which it or any of its properties are bound; (C) violate any governmental or agency rule or regulation (including, but not limited to, Regulations U and X of the Board of Governors of the Federal Reserve System); or
(D) result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the Collateral, except for the security interest created by this Agreement; and (iii) do not require any filing or registration with, any permit, license, consent or approval of, or any exemption by, any governmental or regulatory authority, except filings of Uniform Commercial Code financing statements in the public offices listed on Exhibit A hereto.

                  (c) This Agreement has been duly executed and delivered by such Pledgor and is its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the enforceability of rights of creditors generally and to general equitable principles that may limit the right to obtain equitable remedies. This Agreement creates in the Secured Party's favor a valid and, upon the filing of the appropriate Uniform Commercial Code financing statements in the public offices listed on Exhibit A hereto, perfected lien on and security interest in the Collateral, enforceable against such Pledgor and all third parties and superior in right to all other security interests, liens, encumbrances or charges, existing or future. Upon such filings or recordings, no filing or recording of any other financing

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statements or other  instruments  and no  recording,  filing or indexing of this
Agreement is necessary in order to preserve and protect the Secured Party's security interest in the Collateral as a legal, valid and enforceable perfected security interest in the Collateral, except filing of appropriate continuation statements with respect to Uniform Commercial Code financing statements.

                  (d) On the date hereof and at any time during the term of this Agreement during which a security interest in the Secured Party's favor in the Collateral exists, no financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) is or will be on file or registered in any public office covering any interest of any kind with respect to the Collateral, or intended so to be, other than those relating to the security interest created by this Agreement and those expressly permitted under the Guaranty and the Notes, and such Pledgor will be the lawful owner of the Collateral and will have good right to grant the Secured Party a security interest therein. Each Pledgor will perform all acts and deeds possible to assure that all documents and agreements held by such Pledgor with respect to the Collateral will be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon will be genuine and such signatories and endorsers will have the full capacity to contract; none of the transactions underlying or giving rise to the Collateral nor any operation or use of any of the Collateral will violate any applicable state or federal law or regulation; and all documents relating to the Collateral will be legally sufficient under such laws and regulations and will be legally enforceable in accordance with their terms. None of the Collateral is or will be affixed to real estate unless such Pledgor has furnished to the Secured Party such consents, waivers or disclaimers as are necessary to make the Secured Party's security interest in such of the Collateral valid against persons or entities holding an interest in such real estate. Such Pledgor will defend the Collateral against all claims and demands of all other parties claiming the same or an interest therein, and none of the Collateral will be: (i) sold, assigned or transferred to any person or entity other than the Secured Party except, with respect to Inventory, in the ordinary course of such Pledgor's business or (ii) in any way pledged, mortgaged or otherwise encumbered except to the Secured
Party and except for any other pledges, mortgages or other encumbrances expressly permitted under the Guaranty and the Notes.

                  (e) (i) Such Pledgor will perform all acts and deeds possible to assure that each of its Accounts: (A) is on the date hereof and will be at all times during the term of this Agreement a good and valid Account representing an undisputed bona fide indebtedness incurred by the account debtor named therein for goods theretofore sold by such Pledgor to, or services theretofore performed by such Pledgor for, such account debtor; (B) will not be subject to any defense, offset, counterclaim, holdback, discount or allowance;
(C) will not have been made with an account debtor under an agreement pursuant to which any reduction or discount may be claimed; and (D) will be an Account of which such Pledgor is the lawful owner and have the right to subject the same to the Secured Party's security interest; and (ii) no action has been or will be taken by such Pledgor which has or will have the effect of giving to an account debtor any defense, setoff, claim or counterclaim against such Pledgor that may be asserted against the Secured Party, whether in any proceeding to enforce the Collateral or otherwise. No Account

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will have been or hereafter will be sold,  assigned or transferred to any person or entity other than the Secured Party or in any way encumbered except to the Secured Party and except for any encumbrances expressly permitted under the Guaranty and the Notes.

                  (f) To the best of such Pledgor's knowledge, each account debtor or guarantor or endorser of an Account or other party obligated under an Account that at any time is or becomes subject to a security interest in favor of the Secured Party is and will continue to be solvent and fully able to pay and perform in full when due all Accounts under which such person or entity is obligated, and such Pledgor will take all steps necessary to preserve the liability of each account debtor, guarantor, endorser, obligor or secondary party whose obligations are part of the Collateral.

                  (g) Such Pledgor will perform all of the terms, covenants and conditions on its part to be observed or performed under the contracts giving rise to its Accounts and take all steps necessary to keep such contracts in full force and effect. Without the Secured Party's prior consent, such Pledgor will not compromise, adjust, amend, modify or alter any of the terms, covenants or conditions of any of its Accounts (or extend the time for payment thereof) or grant any additional discounts, allowances or credits thereon.

                  (h) Such Pledgor will promptly notify the Secured Party if any Account becomes evidenced by an instrument, and, upon the Secured Party's request, promptly deliver said instrument to the Secured Party, appropriately endorsed in the Secured Party's favor to be held as Collateral hereunder.

                  (i) Such Pledgor will furnish to the Secured Party at such times as the Secured Party may request statements, in form and substance satisfactory to the Secured Party, of all of its Accounts, itemized by account debtor, and of the location and aggregate value at each such location of all such Pledgor's Inventory and a statement showing opening Inventory, Inventory acquired, Inventory sold and held for future delivery, Inventory returned or repossessed, Inventory used or consumed in such Pledgor's business and closing Inventory, each such statement to be certified by such Pledgor's chief financial officer, and, promptly from time to time, such other information as the Secured Party may reasonably request regarding the Collateral and such Pledgor's operations, business, affairs and financial condition.

                  (j) There is no litigation pending or threatened in any court or jurisdiction, the outcome of which would affect such Pledgor's interest in the Collateral in a materially adverse manner.

                  (k) There are no set-offs, counterclaims or defenses with respect to the Collateral and no agreement has been made with any other person or party under which any deduction or discount may be claimed with respect to the Collateral.

                  (l) The information, exhibits, reports and financial statements furnished by such Pledgor in connection with the Guaranty or this Agreement are true and correct in all material respects and do not contain any omission or misstatement of fact which

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would make the statements  contained therein false,  misleading or incomplete in any material respect.

                  (m) Such Pledgor will, promptly upon learning thereof, report to the Secured Party: (i) any material, adverse change in the information contained herein relating to such Pledgor, its business or the Collateral; (ii) the details of any material, adverse claim or litigation affecting such Pledgor or the Collateral; (iii) any material loss of or damage to the Collateral or any other matters affecting the value, enforceability or collectibility of any of the Collateral; and (iv) any reclamation, return or repossession of any material portion of the Collateral, all material delays in performance, notices of default, claims made or disputes asserted by any account debtor or other obligor and any other matters materially, adversely affecting the value, enforceability or collectibility of any of the Collateral.

                  (n) Such Pledgor will conduct and carry on its business in a manner consistent with the manner in which it is conducted on the date hereof so as to protect and preserve the Collateral and maintain, in accordance with generally accepted accounting principles, consistently applied, accurate books and records pertaining to the Collateral and, if so requested by the Secured Party, such Pledgor will mark each of its ledger cards, books of account and other records relating to the Collateral with appropriate notations, satisfactory to the Secured Party, disclosing that such Collateral has been assigned and/or transferred to the Secured Party and that such Pledgor has granted to the Secured Party a security interest therein.

                  (o) All Inventory or Equipment now owned by such Pledgor is kept at the locations indicated on Exhibit B hereto. The location of its principal office and chief executive office and the location where the originals of its records pertaining to its Accounts are kept are at the addresses indicated on Exhibit B hereto. Such Pledgor will not change the location of any of its Inventory or Equipment or of its principal office or chief executive office or the location of the office where the records of its Accounts are kept unless 20 days' prior written notice of such change is given to the Secured Party. Such Pledgor's name set forth above its signature hereto is its correct legal name, and such Pledgor has not within the past five years had any other legal name, nor has such Pledgor done within such five years nor is such Pledgor now doing business under any other name, except as set forth on Exhibit B to this Agreement. Such Pledgor will not change its legal name, use any other name nor change the form of its organization without giving the Secured Party 20 days' prior written notice thereof. Such Pledgor's correct United States tax identification number is set forth below its signature hereto.

                  (p) Such Pledgor will do or cause to be done all recordings, filings and giving of public notice under any applicable law or ordinance necessary to comply fully with such law or ordinance, including any notices to the United States government under the Federal Assignment of Claims Act, and such Pledgor will from time to time do whatever the Secured Party may reasonably request by way of obtaining, executing, delivering and/or filing financing statements, landlord's or mortgagee's lien waivers and other notices of any kind, and amendments and renewals thereto, and will take any and all steps and will observe such formalities as the Secured Party may reasonably request, all in order to create and maintain the Secured Party's valid security interest in any and all of the Collateral. Such Pledgor will pay all

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costs for searches and filings in connection  therewith.  Such Pledgor agrees to execute such financing statements, security agreements or other instruments with respect to any of the Collateral as the Secured Party may request and authorizes the Secured Party to execute and file at any time such financing statements without such Pledgor's signature and, if upon request such Pledgor fails to do so, to execute such security agreements or other instruments on its behalf. The Secured Party may file a photocopy or other reproduction of this Agreement as a financing statement.

                  (q) Such Pledgor will deliver, or cause to be delivered, to the Secured Party from time to time promptly upon the Secured Party's request:
(i) any documents of title, instruments and chattel paper (and the Secured Party has been granted a direct security interest in all of such Pledgor's chattel paper) constituting, representing or relating to the Collateral; (ii) all books of account, records, ledgers, reports, correspondence, schedules, documents, statements, lists and the writings relating to the Collateral for the purpose of inspecting, auditing or copying the same; PROVIDED that such Pledgor shall be permitted to make copies thereof before delivering such items to the Secured Party; (iii) all financial statements prepared by or for such Pledgor regarding its business; (iv) copies of all policies and certificates of insurance relating to the Collateral; and (v) such information concerning the Collateral or such Pledgor or any affiliate of such Pledgor as the Secured Party may reasonably request.

                  (r) Such Pledgor will at its own expense maintain insurance with insurance companies reasonably satisfactory to the Secured Party on such of its assets, in such amounts and against such risks as is customarily maintained by similar businesses, PROVIDED that, with respect to insurance regarding the Collateral, all such insurance policies shall contain loss payable clauses satisfactory to the Secured Party, naming the Secured Party as a loss payee.

                  (s) Such Pledgor will take adequate care of the Collateral and pay all costs necessary to preserve the Collateral, including (but not limited to) all taxes, rates, levies, assessments and other charges of every nature that may be lawfully levied, assessed or imposed against or in respect of such Pledgor or the Collateral as and when they become due and payable.

                  (t) Such Pledgor will give the Secured Party immediate notice of (i) any default under this Agreement or the Guaranty or (ii) any action or proceeding to which such Pledgor is a party, or affecting such Pledgor an adverse determination of which would affect such Pledgor or the Collateral in a materially adverse manner.

                  (u) If such Pledgor shall at any time acquire a commercial tort claim, such Pledgor will immediately notify the Secured Party in a writing signed by such Pledgor of the brief details thereof and grant the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Secured Party.

            5. CUSTODY, INSPECTION, COLLATERAL AND HANDLING OF COLLATERAL AND RECORDS. (a) Subject to compliance with the covenants contained herein, each Pledgor may, until the occurrence of a default by such Pledgor hereunder, possess, operate, collect, use and enjoy and

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deal with the  Collateral  in the ordinary  course of its business in any manner not inconsistent with the provisions hereof; PROVIDED always that the Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Secured Party may consider appropriate and such Pledgor agrees to furnish all assistance and information and to perform all such acts as the Secured Party may reasonably request in connection therewith and for such purpose to grant to the Secured Party or its agents access to all places where the Collateral may be located and to all premises occupied by such Pledgor's business. The Secured Party shall be privileged at any time and from time to time after the occurrence of a default hereunder to hire and maintain on any of each Pledgor's premises a custodian or independent contractor selected by the Secured Party who shall have full authority to do all acts necessary to protect the Secured Party's interests and to report to the Secured Party thereon. Each Pledgor agrees to cooperate with any such person and to do whatever the Secured Party may reasonably request by way of leasing warehouses or otherwise preserving the Collateral. All expenses incurred by the Secured Party by reason of the employment of any such person shall be charged to such Pledgor's account, shall be part of the Obligations and shall be secured by the Collateral.

                  (b) If the Collateral at any time includes securities, each applicable Pledgor authorizes the Secured Party to transfer the same or any part thereof into the Secured Party's own name or that of its nominee(s) so that it or its nominee(s) may appear of record as the sole owner thereof; PROVIDED that, until the occurrence of a default by such Pledgor hereunder, the Secured Party shall deliver promptly to such Pledgor all notices or other communications received by the Secured Party or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to such Pledgor or its order a proxy vote and take all action with respect to such securities. After a default by any Pledgor hereunder, such Pledgor waives all rights to receive any notices or communications received by the Secured Party or its nominee(s) as such registered owner and agrees that no proxy issued by the Secured Party to such Pledgor or its order as aforesaid shall thereafter be effective.

                  (c) Until the occurrence of a default by any Pledgor under this Agreement or the Guaranty, each Pledgor reserves the right to receive any moneys constituting income from or interest on the Collateral, and if the Secured Party receives any such moneys before a default by any Pledgor under this Agreement or the Guaranty and until the Obligations have been satisfied in full, the Secured Party shall either credit such moneys to the applicable Pledgor's account or promptly pay them to such Pledgor. After a default by any Pledgor under this Agreement or the Guaranty, each Pledgor will not request or receive any moneys constituting income from or interest on the Collateral, and if any Pledgor receives any such moneys without any request by the Secured Party, such Pledgor will pay them promptly to the Secured Party.

                  (d) Whether or not a default under this Agreement or the Guaranty has occurred, each Pledgor authorizes the Secured Party: (i) to receive any increase in or profits on the Collateral (other than money) and to hold them as part of the Collateral (money so received shall be treated as income for the purposes of paragraph (c) of this Section 5 and dealt with accordingly); and (ii) to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the account debtor of any of the Collateral, to surrender such Collateral in exchange for such payment or distribution and to hold any such payment or distribution as part of the Collateral. If any Pledgor receives any such increase or profits (other than money) or payments or distributions, such Pledgor will deliver them promptly to the Secured Party to be held by the Secured Party as provided in this Agreement.

                  (e) Each Pledgor will, promptly upon the Secured Party's request, at any time or from time to time, and the Secured Party may in its sole discretion upon a default by any Pledgor under this Agreement or the Guaranty, notify such Pledgor's account debtors that payment of all Accounts shall be made to such Pledgor at such address or addresses as the Secured Party may from time to time specify. Upon such notification, the Secured Party shall have the right to receive, or its agents or independent contractors shall have the right to receive on its behalf, the proceeds of, and all documents, instruments or papers in connection with, such Pledgor's Accounts at such address or addresses and to receive, endorse, assign or deliver in the Secured Party's name or such Pledgor's name any and all checks, drafts and other instruments for the payment of money relating to such Pledgor's Accounts, and such Pledgor waives notice of presentment, protest and nonpayment of any instrument so endorsed. Each Pledgor acknowledges that any payments on, or other proceeds of, the Collateral received by such Pledgor from account debtors, whether before or after notification to account debtors of the security interest granted by this Agreement and whether before or after the occurrence of a default under this Agreement or the Guaranty, shall be received and held by such Pledgor in trust for the Secured Party and shall be turned over to the Secured Party upon its request to be subject to the provisions of this Agreement. Proceeds of Accounts so received by the Secured Party or on its behalf shall be credited, subject to collection, to such Pledgor's account with the Secured Party or as otherwise determined by the Secured Party, subject to the Secured Party's right to withhold credit pending the final collection and settlement of any item and its further right to apply all or part of such proceeds to the then outstanding Obligations. Each Pledgor constitutes the Secured Party or its designee as such Pledgor's attorney-in-fact with power, upon the occurrence and during the continuance of a default under this Agreement or the Guaranty: to endorse such Pledgor's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into the Secured Party's possession; to sign such Pledgor's name on any invoice or bill of lading relating to such Pledgor's Accounts, drafts against account debtors, assignments and verifications of such Pledgor's Accounts and notices to account debtors; to send verifications of Accounts to any of such Pledgor's account debtors; to notify the postal authorities to change the address for delivery of mail addressed to such Pledgor to such address as the Secured Party may designate; and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or law, other than the Secured Party's own gross negligence or willful misconduct. This power being coupled with an interest is irrevocable as long as any Obligation remains unpaid or unperformed.

                  (f) After the occurrence of a default hereunder, the Secured Party may, without notice to or consent from the Pledgors, sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms any Account of any Pledgor or any securities, instruments or insurance applicable thereto and/or release the obligor thereon. The Secured Party is authorized and empowered in its sole discretion to accept the return of the goods represented by any Account of any Pledgor without notice to or consent by the applicable Pledgor, all without discharging or in any way affecting such Pledgor's liability under this Agreement.

            6. DEFAULT. If any default in the payment or performance of any of the Obligations occurs and is continuing, if any representation, warranty, report or certificate made in this Agreement, the Guaranty or otherwise furnished in writing by any Pledgor to the Secured Party in connection with this Agreement or the Guaranty proves to have been false or misleading in any material respect when made or deemed made, if any Pledgor defaults in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or the Guaranty or if any Pledgor becomes involved as the debtor in any bankruptcy or insolvency proceedings, then such Pledgor will be in default under this Agreement.

            7. RIGHTS AND REMEDIES UPON DEFAULT. (a) Upon any Pledgor's default under this Agreement or the Guaranty, and at any time thereafter, the Secured Party may, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, declare any or all of the Obligations to be immediately due and payable.

                  (b) Upon any Pledgor's default under this Agreement or the Guaranty, the Secured Party shall also have the right, without notice to or assent by the Pledgors, and without affecting the Obligations, in the applicable Pledgor's name or in the Secured Party's name or otherwise, to: (i) ask for, demand, collect, receive, compound and give acquittance for the Accounts or any part thereof; (ii) extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Accounts;
(iii) endorse the applicable Pledgor's name on any checks, drafts or other orders or instruments for the payment of moneys payable to such Pledgor issued in respect of any Accounts or other Collateral; (iv) file any claims and commence, maintain or discontinue any actions, suits, or other proceedings deemed by the Secured Party to be necessary or advisable for the purpose of collecting or enforcing payment of any Accounts; (v) execute any instrument and do any and all other things necessary and proper to protect and preserve and realize upon the Accounts or other Collateral and the other rights contemplated by this Agreement; (vi) notify any or all account debtors under any or all of the Accounts to make payment thereof directly to the Secured Party for the applicable Pledgor's account and to require such Pledgor promptly to give similar notice to the account debtors; and/or (vii) require each Pledgor promptly to account for and transmit to the Secured Party in the same form as received all proceeds (other than physical property) of collection of Accounts received by such Pledgor and, until so transmitted to the Secured Party, to hold such proceeds in trust for the Secured Party and not commingle them with any other of such Pledgor's funds.

                  (c) Upon any Pledgor's default under this Agreement or the Guaranty, the Secured Party shall also have the right, without notice to or assent by any Pledgor (except as provided in clause (i) of this paragraph (c)), and without affecting the Obligations, in the applicable Pledgor's name or in the Secured Party's name or otherwise, to: (i) upon notice to such effect, require such Pledgor to deliver, at its expense, any or all of the Collateral and all books of account, records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral to the Secured Party at a place designated by the Secured Party (and after delivery thereof such Pledgor will have no further claim to or interest in such Collateral); (ii) take possession of any or all of the Collateral and all books of account, records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral and, for that purpose, to enter, with the aid and assistance of any person or entity, any premises where the Collateral or any part thereof is or may be placed or assembled, and to remove any of such Collateral and documents; (iii) execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated by this Agreement; and/or (iv) without obligation to resort to other security, at any time and from time to time, sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied in the manner provided in Section 9.

                  (d) In addition to any rights and remedies contained in this Agreement or now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, the Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction. The Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the power of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement.

                  (e) Each Pledgor agrees that all of the foregoing rights and actions specified in paragraphs (a), (b), (c) and (d) of this Section 7 may be executed or effected without demand, advertisement or notice (except as required by law or by clause (i) of paragraph (c) of this Section 7), all of which (to the extent permitted by law) are hereby expressly waived. The Secured Party shall not be obligated to do any of the acts authorized in this Agreement, but if the Secured Party elects to do any such act, the Secured Party will not be responsible to the Pledgors except for the Secured Party's own gross negligence or willful misconduct.

                  (f) The Secured Party shall have the right in its sole discretion to determine which rights, security, liens, guarantees, security interests or remedies the Secured Party will retain, pursue, release, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any other of them or any of its rights under this

Agreement. Any of each Pledgor's moneys, deposits, balances or other property that may come into the Secured Party's possession at any time or in any manner may in its sole discretion be retained by the Secured Party and applied to any of the Obligations. Notwithstanding any other rights the Secured Party may have under applicable law and under this Agreement, each Pledgor agrees that, should it at any time be in default under this Agreement or the Guaranty, the Secured Party shall have the right to apply (including, but not limited to, by way of setoff) any of such Pledgor's property held by the Secured Party or any of its affiliates (including, but not limited to, deposit account balances) to a reduction of the Obligations. The Secured Party shall be deemed to have exercised such right of setoff immediately at the time of making its decision to do so even though any charge for such setoff is made or entered on the Secured Party's records subsequent to such time.

            8. SALE OF COLLATERAL. Upon any sale of any of the Collateral, whether made under the power of sale given by this Agreement or under judgment, order or decree in any judicial proceeding for foreclosure or involving the enforcement of this Agreement: (a) the Secured Party may bid for the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability and may, in paying the purchase price for such property, deliver any notes evidencing the Obligations or claims for interest thereon in lieu of cash in payment of the amount equal to the unpaid amount of such notes or claims; (b) the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold; (c) the Secured Party is irrevocably appointed each Pledgor's true and lawful attorney-in-fact in such Pledgor's name and stead to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose the Secured Party may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons or entities with like power, and such Pledgor ratifies and confirms all that such Pledgor's said attorney, or such substitute or substitutes, shall lawfully do by virtue of this appointment, but if so requested by the Secured Party or by any purchaser such Pledgor will ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or to such purchaser all such deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;
(d) all of each Pledgor's right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, in and to the property so sold shall be divested, such sale shall be a perpetual bar both at law and in equity against such Pledgor, its successors and assigns and against any and all persons or entities claiming or who may claim the property sold or any part thereof from, through or under such Pledgor or its successors or assigns; (e) each Pledgor will terminate and cease forthwith all use of the property so sold; (f) the Secured Party's receipt or a receipt of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for the purchase money, and such purchaser or purchasers, and such purchaser's or purchasers' assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt, be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof; and (g) to the extent that each Pledgor may lawfully do so, such Pledgor agrees that it will not at any time insist upon or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Obligations, and such Pledgor expressly waives all benefit or advantage of any such law and agrees that such Pledgor will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Agreement, but will suffer and permit the execution of every such power as though no such law were in force. In the event of any sale of Collateral, the Secured Party shall, at least ten days before such sale, give the applicable Pledgors written notice of the Secured Party's intention to sell.

            9. APPLICATION OF MONEYS. Except as otherwise provided in this Agreement, all moneys the Secured Party receives in accordance with the provisions of this Agreement shall be applied in the following manner: FIRST, to the payment of all costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or the Guaranty and the realization on the Collateral (including, but not limited to, the reasonable fees and disbursements of the Secured Party's counsel and agents); and SECOND, to the payment of all other Obligations in such order as the Secured Party may choose. Any surplus shall be accounted for as required by law.

            10.  WAIVERS,  AMENDMENTS,  REQUIRED  NOTICES.  Each Pledgor  waives notice of acceptance of this Agreement, notice of nonpayment, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of Collateral received or delivered or any other action taken in reliance on this Agreement and all other demands and notices of any description, except such as are expressly provided for in this Agreement or which by applicable law may not be waived on the date of this Agreement. No failure on the Secured Party's part to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof or of any default by any Pledgor under this Agreement, nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Agreement preclude any other or future exercise thereof or the exercise of any other right, power or remedy. No amendment or modification of this Agreement nor any waiver of any provision of this Agreement or consent to any departure by any Pledgor therefrom shall be effective unless it is in writing and signed by the Secured Party and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Pledgor shall, of itself, entitle any Pledgor to any other or further notice or demand in similar or other circumstances. Except as otherwise provided in this Agreement, if notice, whether before or after any default by any Pledgor under this Agreement or the Guaranty has occurred, is required by law to be given by the Secured Party to the Pledgors, each Pledgor agrees that five days' notice given in the manner provided in Section 12 will be reasonable notice.

            11. CUMULATIVE RIGHTS AND REMEDIES. This Agreement and the security interest granted by this Agreement are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party, and this Agreement is, and is intended to be, a continuing agreement and shall not operate as a merger of any contract debt or suspend the fulfillment of or affect the Secured Party's rights, remedies or powers in respect of any obligation or other security held by the Secured Party for the fulfillment thereof. The remedies provided in this Agreement are cumulative and are not exclusive of any remedy provided by law.

            12. NOTICES. Any notice given under this Agreement shall be given in writing (including teletransmissions) and mailed, teletransmitted or delivered by the party giving such notice to the other party at the address or telefax number, if to the Secured Party, indicated beneath its signature line of this Agreement or, if to any Pledgor, indicated beneath its signature line of this Agreement or, as to each such party, at such other address or telefax number as may be designated by such party by notice complying with the terms of this
Section 12. All notices under this Agreement shall be deemed given when deposited in the mails or delivered or teletransmitted, addressed as provided in this Section 12.

            13. COSTS AND EXPENSES. Each Pledgor agrees to pay, promptly after demand, whether or not any default by any Pledgor under this Agreement or the Guaranty has occurred and whether or not any proceeding to enforce this Agreement or the Obligations has been commenced, all of the Secured Party's reasonable costs and expenses, including (but not limited to) all reasonable fees and disbursements of the Secured Party's legal counsel, incurred in connection with the enforcement of this Agreement, the security interest granted by this Agreement, the receipt of proceeds of Collateral under this Agreement, the care and preservation of the Collateral or the preparation of any requested amendments to this Agreement, modifications of this Agreement or waivers or consents in connection with this Agreement. Any such expenses so incurred by the Secured Party shall be specified to the Pledgors, shall be part of the Obligations and shall be secured by the Collateral.

            If any tax, assessment, charge or claim is claimed or made with respect to the Collateral that in the Secured Party's opinion may possibly create a valid obligation having priority over the security interest granted to the Secured Party by this Agreement, the Secured Party may, in its sole discretion and without notice, pay such taxes, assessments, charges or claims, and the amount thereof shall be specified to the Pledgors, shall be part of the Obligations and shall be secured by the Collateral.

            Upon any Pledgor's failure to perform any of the its duties under this Agreement, the Secured Party may, but shall not be obligated to, perform any or all of such duties, and the Pledgors will pay to the Secured Party on written demand an amount equal to the cash or out-of-pocket expense incurred by the Secured Party in so doing plus interest thereon from the date such expense is incurred until it is paid at a rate per annum equal to the highest rate of interest payable by the Pledgors from time to time on the Obligations.

            14. SUCCESSORS AND ASSIGNS, GOVERNING LAW, SURVIVAL AND SEVERABILITY. This Agreement, shall inure to the benefit of and shall be binding upon each of the parties and respective successors and assigns; PROVIDED, HOWEVER, that no Pledgor may assign its rights or obligations hereunder or any interest herein and any assignment in violation hereof shall be void.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. All covenants, agreements, representations and warranties made by each Pledgor in this Agreement shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any Obligation remains unpaid or unperformed. If any part of this Agreement is contrary to, prohibited by or deemed invalid under applicable law or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder of this Agreement shall not be invalidated and shall be given full force and effect so far as possible, and any such prohibition or invalidity in any jurisdiction shall not invalidate such provision or render it unenforceable in any other jurisdiction.

            15. NO ASSUMPTIONS OF DUTIES; LIMITATION ON LIABILITIES. (a) Nothing in this Agreement shall be construed to constitute the Secured Party as any Pledgor's agent for any purpose whatsoever. The Secured Party does not, by this Agreement or any assignment or otherwise, assume any obligations of any Pledgor under any Collateral, or any contract or agreement relating to any Collateral, and the Secured Party shall not be responsible in any way for performance of any of the terms and conditions thereof.

                  (b) Neither the Secured Party nor any of its directors, officers, agents or employees shall be liable to any person or entity for any action taken or omitted by it or any of its directors, officers, agents or employees under this Agreement or with respect to any transaction contemplated by this Agreement, except for the Secured Party's or such director's, officer's, agent's or employee's own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Secured Party shall not be responsible or liable for any damage, loss or destruction of any part of the Collateral, wherever it may be located and regardless of the cause thereof, unless due to its own gross negligence or willful misconduct. The Secured Party shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Collateral or any instrument received in payment thereof or for any damage resulting therefrom. Each Pledgor assumes all responsibility and liability arising from the use of the Collateral and will pay, and indemnify and holds the Secured Party harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to its right, title and interest in, to and under the Collateral.

            16.   AMENDMENTS,   MODIFICATIONS   AND  WAIVERS   WITH  RESPECT  TO
OBLIGATIONS. Each Pledgor hereby consents that, without the necessity of any reservation of rights against it and without notice to or further assent by it, the liability of any other person or entity on or for any part of the Obligations, or any collateral security or guaranty therefor or right of offset with respect thereto, may from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released and any other collateral security document or guaranty or document delivered in connection therewith to which such Pledgor is not a party may be amended, modified, supplemented, restated or terminated, in whole or in part, as the Secured Party may deem advisable from time to time, and any collateral security or guaranty or right of offset at any time held for payment of the Obligations may be sold, waived, surrendered or released, all without the necessity of any reservation of rights against such Pledgor and without notice to or further assent by such Pledgor, and such Pledgor will remain bound hereunder notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, restatement, termination, sale, exchange, waiver, surrender or release. Each Pledgor waives any and all notice of or proof of reliance by the Secured Party on this Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the parties shall likewise be conclusively presumed to have been had or consummated in reliance on this Agreement. Each Pledgor waives (to the fullest extent permitted by applicable law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to with respect to the Obligations.

            17. NO SUBROGATION. Notwithstanding any payment or payments made by any Pledgor hereunder, the receipt of any amounts by the Secured Party with respect to the Collateral or any set-off or application of any Pledgor's funds by the Secured Party, each Pledgor shall not be entitled to be subrogated to any of the Secured Party's rights against any collateral security or guaranty or right of offset held by the Secured Party for the payment of the Obligations, until this Agreement has terminated in accordance with Section 20 hereof.

            18. HEADINGS; CONSTRUCTION. The headings used in this Agreement are for convenience only and are not to be considered a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement. When the context so requires, the singular number shall be read as if the plural were expressed and the provisions of this Agreement shall be read with all grammatical changes necessary dependent upon the person or entity referred to being a male, female, firm or corporation.

            19. SUBMISSION TO JURISDICTION. Each Pledgor expressly submits to the jurisdiction of all federal and state courts located in the County of New York, State of New York and any appellate courts therefrom, and consents that any order, process or other paper may be served upon it within or without such court's jurisdiction by registered mail or by personal service at the address specified pursuant to Section 12 hereof, PROVIDED a reasonable time for appearance is allowed. Each Pledgor irrevocably waives any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court and further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing contained in this Agreement shall affect the Secured Party's right to serve legal process in any other manner permitted by law or to bring any action or proceeding against any Pledgor or its property in the courts of other jurisdictions.

            20. DEFEASANCE. Upon the indefeasible satisfaction in full in cash of the Obligations, this Agreement shall terminate and be of no further force and effect. Notwithstanding the preceding sentence, the indemnity agreement contained in Section 15(b) hereof shall survive the termination of this Agreement.

            21. PRIOR UNDERSTANDINGS. This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties relating to the transactions provided for herein.

            22. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts of this Agreement may be executed by facsimile transmission.

            23. WAIVER OF JURY TRIAL. EACH PLEDGOR AND, BY ITS ACCEPTANCE OF THIS AGREEMENT, THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT SUCH PLEDGOR OR THE SECURED PARTY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                                         GUIDELINE RESEARCH CORP.

                                         By /s/ Peter M. Stone
                                            ------------------------------------
                                            Name:  Peter M. Stone
                                            Title: Vice President

                                         U.S. Tax ID No.:_______________________
                                         Jurisdiction of incorporation: New York

                                         Address for notices:

                                         3 West 35th Street, 7th Floor
                                         New York, New York 10001
                                         Attention:
                                         Telephone No.:
                                         Telefax No.:

                                         TABLINE DATA SERVICES, INC.

                                         By /s/ Peter M. Stone
                                            ------------------------------------
                                            Name:  Peter M. Stone
                                            Title: Vice President

                                         U.S. Tax ID No.:_______________________
                                         Jurisdiction of incorporation: New York

                                         Address for notices:

                                         3 West 35th Street, 7th Floor
                                         New York, New York 10001
                                         Attention:
                                         Telephone No.:
                                         Telefax No.:


                                         GUIDELINE/CHICAGO, INC.

                                         By /s/ Peter M. Stone
                                            ------------------------------------
                                            Name:  Peter M. Stone
                                            Title: Vice President

                                         U.S. Tax ID No.:_______________________
                                         Jurisdiction of incorporation: Illinois

                                         Address for notices:

                                         450 East 22nd Street
                                         Lombard, IL 60148
                                         Attention:
                                         Telephone No.:
                                         Telefax No.:

                                         ADVANCED ANALYTICS, INC.

                                         By /s/ Peter M. Stone
                                            ------------------------------------
                                            Name:  Peter M. Stone
                                            Title: Vice President

                                         U.S. Tax ID No.:_______________________
                                         Jurisdiction of incorporation: New York

                                         Address for notices:

                                         3 West 35th Street, 7th Floor
                                         New York, New York 10001
                                         Attention:
                                         Telephone No.:
                                         Telefax No.:


                                         GUIDELINE CONSULTING CORP.

                                         By /s/ Peter M. Stone
                                            ------------------------------------
                                            Name:  Peter M. Stone
                                            Title: Vice President

                                         U.S. Tax ID No.:_______________________
                                         Jurisdiction of incorporation: New York

                                         Address for notices:

                                         3 West 35th Street, 7th Floor
                                         New York, New York 10001
                                         Attention:
                                         Telephone No.:
                                         Telefax No.:

ACCEPTED:

JPMORGAN CHASE BANK

By /s/ Steven J. Szanto
   ----------------------------
   Title: Vice President

Address for notices:

1166 Avenue of the Americas
New York, New York  10036
Attention:  Stephen Szanto
Telephone No.: (212) 899-1384
Telefax No.: (212) 899-2911